As filed with the U.S. Securities and Exchange Commission on August 10, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

The Cushing NextGen Infrastructure Income Fund
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report
May 31, 2020

The Cushing® NextGen Infrastructure Income Fund
(formerly, The Cushing® Renaissance Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas,TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Table of Contents

Shareholder Letter (Unaudited)	1
Allocation of Portfolio Assets (Unaudited)	4
Key Financial Data (Unaudited)	5
Schedule of Investments (Unaudited)	6
Statement of Assets & Liabilities (Unaudited)	11
Statement of Operations (Unaudited)	12
Statements of Changes in Net Assets	13
Statement of Cash Flows (Unaudited)	14
Financial Highlights	15
Notes to Financial Statements (Unaudited)	17
Additional Information (Unaudited)	25
Board Approval of Investment Management Agreement (Unaudited)	30

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) generated a negative return for shareholders for the first half of the Fund’s fiscal year, which ended May 31, 2020 (the “period”). For the period, the Fund delivered a net asset value total return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of -25.17%, versus a total return of -2.10% for the S&P 500 Index. The Fund’s market price total return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was -28.97% for the period. The market price total return differs from the NAV total return due to fluctuations in the discount of market price to NAV. The Fund’s shares traded at a 17.39% discount to NAV as of the end of the period, compared to a discount of 12.97% at the end of the Fund’s last fiscal year and an 8.27% discount as of May 31, 2019. As measured by the S&P 500 Energy Index total return, energy stocks declined by -30.54% for the period.

Market Overview

The Fund faced an unprecedented market during the period. Efforts to stop the spread of the COVID-19 pandemic resulted in complete closure of large portions of the global economy. Performance of the S&P 500 Index was down by approximately 34% from its high on February 19, 2020 to its low close on March 23, 2020, and the Index subsequently rallied by approximately 35% off the low to close the period. While the domestic equity market, as measured by performance of the S&P 500 Index, ended the period only down by ~10% from the February 19, 2020 high, the energy sector was left reeling. COVID-19 will likely have lasting impacts on the demand for crude oil with huge declines in automotive and air traffic miles traveled for some time to come. The period also saw OPEC infighting flood the world with barrels of crude oil at the exact moment that oil demand dried up. These events contributed to significant price moves and volatility of stocks within the Fund’s investment universe.

Fund Strategy Change

Effective as of April 3, 2020, the Fund’s investment strategy changed from a predominant focus on energy and energy beneficiaries to a broader infrastructure mandate.

The Fund was originally designed to invest in companies across the entire energy supply chain and other companies that were anticipated to benefit from growth due to rising domestic energy production and lower relative costs as compared to other energy sources around the world. Energy production grew in abundance in the United States from 2011-2019. However, the market for energy securities has lagged because of increased investor focus on company cash flows, debt reduction, and growing environmental, sustainability and governance (“ESG”) focus, among other factors.

Beginning April 3, 2020, Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. The infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy. The Fund considers an infrastructure company to be any company that has at least 50% of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of infrastructure assets. Infrastructure assets include energy and industrial infrastructure assets, sustainable infrastructure assets and technology and communication infrastructure assets.

Fund Performance

The Fund benefitted from the change in strategy, as communication, water, and waste sectors were the largest contributors to the Fund’s performance for the period. Unfortunately, that was not nearly enough to offset the loss across the Fund’s energy holdings; exploration & production (“E&P”), refiners, and midstream were the largest sector detractors for the period.

The top three individual stock contributors were all midstream companies: Delek Logistics Partners, LP (NYSE: DKL), MPLX LP (NYSE: MPLX), and PBF Logistics LP (NYSE: PBFX). Each of these names were purchased in March, when energy markets were at their gloomiest, but each have relatively low direct commodity price exposure. The largest individual detractors from the Fund’s performance were E&P companies: Viper Energy Partners LP (NASDAQ: VNOM), Occidental Petroleum Corporation (NYSE: OXY), and Kimbell Royalty Partners LP (NYSE: KRP). The detractors each have direct exposure to commodity prices, which went negative during the period.

During the period, the Fund increased exposure to the communication and midstream energy sectors as the Fund’s commodity exposure was reduced by selling E&P and fixed income holdings. The largest stock purchases during the period were midstream companies MPLX and PBF Logistics, as well as renewable developer NextEra Energy Partners LP (NYSE: NEP). The largest sales were all E&P companies: BP p.l.c. (NYSE: BP), Viper Energy Partners, and Occidental Petroleum.

At the end of the period, midstream energy, communication, and refiners were the largest sector weightings.

Leverage

The Fund employs leverage for additional income and total return potential. We seek to maintain a leverage ratio between 100% and 130% of managed assets (including the proceeds of leverage) during normal market conditions. At the end of the period, the Fund had a leverage ratio of 117% of managed assets, up from 99% of managed assets at the end of the prior fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact of Fund’s NAV and total return will be negatively impacted by leverage.

Outlook

The markets remain volatile and risks abound. We remain confident in humanity’s ability to innovate and overcome the COVID-19 pandemic, which has had profound impacts on the markets. The Fund’s new focus on companies with predictable cashflows and recurring revenues is designed to produce strong results over the long term. The current environment presents incredibly compelling investment opportunities in companies that do not often trade cheaply.

Thank you for entrusting us with your money. We truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. Because the Fund will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Allocation of Portfolio Assets(1) (Unaudited) May 31, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock
(5)	Real Estate Investment Trusts
(6)	Senior Notes

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2019 through May 31, 2020	Fiscal Year Ended 11/30/19	Fiscal Year Ended 11/30/18	Fiscal Year Ended 11/30/17	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$7,418,962	$8,582,200	$8,176,271	$6,231,019	$5,845,564	$6,280,188
Interest income & other	$1,336,794	$3,366,509	$3,250,313	$2,261,759	$2,334,255	$2,556,657
Total income from investments	$8,755,756	$11,948,709	$11,426,584	$8,492,778	$8,179,819	$8,836,845
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$764,926	$2,044,632	$2,238,505	$1,762,997	$1,467,185	$1,979,660
Operating expenses (a)	291,492	628,582	569,546	548,402	475,852	533,904
Leverage costs	62,826	723,266	1,130,139	550,659	158,972	181,532
Interest and dividends	0	0	0	0	1,254	5,119
Total advisory fees and operating expenses	$1,119,244	$3,396,480	$3,938,190	$2,862,058	$2,103,263	$2,700,215
Distributable Cash Flow (DCF) (b)	$7,636,512	$8,552,229	$7,488,394	$5,630,720	$6,076,556	$6,136,630
Distributions paid on common stock	$8,535,705	$14,226,174	$11,736,594	$9,745,773	$9,928,869	$9,928,869
Distributions paid on common stock per share	$0.82	$1.64	$1.64	$1.64	$1.64	$1.64
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.0x	0.8x	1.0x	0.9x	0.8x	0.9x
After advisory fee and operating expenses	0.9x	0.7x	0.6x	0.6x	0.6x	0.6x
OTHER FUND DATA (end of period)
Total Assets, end of period	121,705,072	151,957,589	179,341,093	140,122,224	129,985,987	126,197,190
Unrealized appreciation (depreciation)	1,795,993	(14,379,360)	(1,971,116)	11,685,233	8,701,560	(3,758,216)
Short-term borrowings	15,700,000	0	42,156,007	22,956,007	10,456,007	7,321,000
Short-term borrowings as a percent of total assets	13%	0%	24%	16%	8%	6%
Net Assets, end of period	103,499,706	151,638,988	136,843,193	116,907,654	117,569,394	118,568,412
Net Asset Value per common share	$9.95	$14.57	$17.53	$19.97	$19.42	$19.58
Market Value per share	$8.22	$12.68	$16.17	$18.83	$17.49	$15.75
Market Capitalization	$85,544,365	$131,958,947	$126,209,162	$110,228,127	$105,887,748	$95,353,461
Shares Outstanding	10,406,857	10,406,857	7,805,143	5,853,857	6,054,188	6,054,188

(a)	Excludes expenses related to capital raising.
(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)
Schedule of Investments (Unaudited)	May 31, 2020

Common Stock — 54.5%	Shares	Fair Value
Cloud Services — 2.8%
United States — 2.8%
Microsoft Corporation(1)	15,798	$2,894,984

Communication Services — 1.6%
Italy — 1.6%
Infrastrutture Wireless Italiane SpA(1)	162,944	1,657,729

Consumer Staples — 1.1%
United States — 1.1%
Sysco Corporation(1)	20,920	1,153,947

Data Centers — 2.2%
United States — 2.2%
Switch, Inc.(1)	116,393	2,224,270

General Partners — 1.0%
United States — 1.0%
EnLink Midstream LLC(1)	429,277	1,013,094

Industrials — 5.6%
Canada — 1.0%
Waste Connections, Inc.(1)	10,882	1,023,343
Mexico — 2.2%
Grupo Aeroportuario Centro Norte(1)	14,000	493,500
Grupo Aeroportuario del Pacífico(1)	18,757	1,245,652
Grupo Aeroportuario del Sureste(1)	4,716	488,908
United States — 2.4%
Covanta Holding Corporation(1)	80,738	726,642
Fortress Transportation and Infrastructure Investors LLC(1)	71,476	804,105
Waste Management, Inc.(1)	9,367	999,927
		5,782,077
Integrated Utility — 0.7%
Italy — 0.7%
Enel Societa Per Azioni(1)	100,000	766,000

IT Services — 6.3%
Cayman Islands — 4.2%
21Vianet Group, Inc. (1)	172,158	2,513,507
GDS Holdings Limited (1)	31,815	1,813,455
Spain — 1.0%
Amadeus IT Group(1)	20,000	1,042,115
United States — 1.1%
Fleetcor Technologies, Inc. (1)	4,500	1,097,055
		6,466,132

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Common Stock — (Continued)	Shares	Fair Value
Large Cap Diversified — 4.2%
United States — 4.2%
Kinder Morgan, Inc.(1)	254,538	$4,021,700
Oneok, Inc.(1)	8,915	327,091
		4,348,791
Natural Gas Transportation & Storage — 1.4%
United States — 1.4%
Equitrans Midstream Corporation(1)	180,000	1,456,200

Refiners — 10.8%
United States — 10.8%
CVR Energy, Inc.(1)	166,456	3,395,702
Marathon Petroleum Corporation(1)	75,000	2,635,500
PBF Energy, Inc.(1)	206,527	2,193,317
Phillips 66(1)	38,273	2,995,245
		11,219,764
Software — 1.0%
United States — 1.0%
ACI Worldwide, Inc.(1)	36,876	1,017,040

Solar — 3.9%
United Kingdom — 3.9%
Atlantica Sustainable Infrastructure plc(1)	155,000	4,061,000

Tollroads — 2.1%
Italy — 2.1%
Atlantia Spa(1)	131,364	2,128,253

Utilities — 9.8%
Brazil — 2.0%
Cia Energetica de Minas Gerais(1)	514,092	1,023,043
Cia de Saneamento Basico do Estado de Sao Paulo(1)	107,081	1,074,022
France — 5.3%
Electricite de France S.A.(1)	218,966	1,933,812
ENGIE (1)	132,428	1,563,364
Veolia Environnement SA(1)	89,575	1,957,334
United States — 2.5%
Clearway Energy, Inc.(1)	50,000	1,095,500
Vistra Energy Corporation(1)	75,000	1,533,000
		10,180,075

Total Common Stocks (Cost $55,183,304)		$56,369,356

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Master Limited Partnerships and Related Companies — 33.7%	Units	Fair Value
Crude Oil & Refined Products — 12.4%
United States — 12.4%
Delek Logistics Partners L.P.(1)	75,147	$1,789,250
NGL Energy Partners, L.P.(1)	183,785	937,304
PBF Logistics L.P.(1)	677,823	7,049,359
Phillips 66 Partners L.P.(1)	67,500	3,015,900
		12,791,813
Fuel Distribution — 1.5%
United States — 1.5%
Sunoco, L.P.(1)	60,000	1,548,000

Large Cap Diversified C Corps — 1.9%
United States — 1.9%
Plains GP Holdings, L.P.(1)	200,000	1,998,000

Large Cap MLP — 8.9%
United States — 8.9%
Energy Transfer, L.P.(1)	355,121	2,897,787
Enterprise Products Partners, L.P.(1)	100,000	1,910,000
MPLX, L.P.(1)	234,138	4,446,281
		9,254,068
Natural Gas Gatherers & Processors — 4.7%
United States — 4.7%
Crestwood Equity Partners L.P.(1)	77,222	1,097,325
DCP Midstream, L.P.(1)	240,658	2,647,238
Enable Midstream Parnters, L.P.(1)	267,221	1,111,639
		4,856,202
YieldCo — 4.3%
United States — 4.3%
NextEra Energy Partners, L.P.(1)	85,972	4,394,029

Total Master Limited Partnerships and Related Companies (Cost $27,491,759)		$34,842,112

Preferred Stock — 0.0%
Upstream MLPs — 0.0%
United States — 0.0%
Mid-Con Energy Partners, L.P.(1)	23,256	$61,395
Total Preferred Stock (Cost $999,999)		$61,395

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Real Estate Investment Trusts — 16.2%	Shares	Fair Value
Data Centers — 12.5%
United States — 12.5%
CoreSite Realty Corporation(1)	22,241	$2,776,122
CyrusOne, Inc.(1)	40,500	3,010,770
Digital Realty Trust, Inc.(1)	21,479	3,083,525
Equinix, Inc.(1)	2,902	2,024,522
QTS Realty Trust, Inc.(1)	30,000	2,058,000
		12,952,939
Dormitory Housing — 1.5%
United States — 1.5%
American Campus Communities, Inc.(1)	46,021	1,486,478

Shopping Centers — 2.2%
United States — 2.2%
Brixmor Property Group, Inc.(1)	105,073	1,172,615
Kimco Realty Corporation(1)	101,334	1,125,821
		2,298,436

Total Real Estate Investment Trusts (Cost $15,535,663)		$16,737,853

Fixed Income — 12.1%	Principal Amount
Engineering & Construction — 4.8%
Canada — 4.8%
Panther BF Aggregator 2 LP, 8.500%, due 05/15/2027(1)(2)	5,000,000	$4,911,575

Exploration & Production — 0.0%
United States — 0.0%
Sanchez Energy Corporation, 6.125%, due 01/15/2023(1)	5,000,000	37,500

Industrials — 1.2%
United States — 1.2%
Cleaver-Brooks, Inc., 7.875%, due 03/01/2023(1)(2)	1,500,000	1,262,033

Natural Gas Gatherers & Processors — 1.9%
United States — 1.9%
DCP Midstream, L.P., 7.375%, due 06/15/2023(1)	3,139,000	1,912,828

Refiners — 4.2%
United States — 4.2%
PBF Holding Company, LLC / PBF Finance Corporation, 7.000%, due 11/15/2023(1)	4,750,000	4,373,681

Total Fixed Income (Cost $19,536,233)		$12,497,617

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Short-Term Investments — Investment Companies — 0.3%	Shares	Fair Value
United States — 0.3%
First American Government Obligations Fund - Class X, 0.09%(1)(3)	179,507	$179,507
First American Treasury Obligations Fund - Class X, 0.10%(1)(3)	179,506	179,506
Total Short-Term Investments - Investment Companies (Cost $359,013)		$359,013
Total Investments — 116.8% (Cost $119,105,971)		$120,867,346
Written Options(4) — (0.1)% (Premiums received $169,558)		(134,940)
Liabilities in Excess of Other Assets — (16.7)%		(17,232,700)
Net Assets Applicable to Common Shareholders — 100.0%		$103,499,706

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of May 31, 2020, the value of these investments was $6,173,608 or 5.97% of total net assets.

(3)	Rate reported is the current yield as of May 31, 2020.
(4)	Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
	MPLX, L.P., Call Option	$19.00	06/2020	USD	900	1,710,000	$83,663	$80,100	$3,563
	MPLX, L.P., Call Option	20.00	06/2020	USD	1200	2,400,000	85,319	54,000	31,319
	PBF Logistics, L.P., Call Option	10.00	06/2020	USD	12	12,000	576	840	(264)
						4,122,000	$169,558	$134,940	$34,618

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Statement of Assets & Liabilities (Unaudited) May 31, 2020

Assets
Investments, at fair value (cost $119,105,971)	$120,867,346
Interest receivable	314,197
Distributions and dividends receivable	409,252
Prepaid expenses	114,277
Total assets	121,705,077
Liabilities
Written options, at fair value (premiums $169,558)	134,940
Payable to Adviser, net of waiver	97,839
Distributions payable and dividends	31,638
Payable for investments purchased	2,052,449
Short-term borrowings	15,700,000
Accrued interest expense	18,630
Accrued expenses and other liabilities	169,870
Total liabilities	18,205,366
Net assets applicable to common shareholders	$103,499,706
Components of Net Assets
Common shares of beneficial interest, $0.001 par value; 10,406,857 shares issued and outstanding (unlimited shares authorized)	$10,407
Additional paid-in capital	159,428,180
Accumulated losses	(55,938,881)
Net assets applicable to common shareholders	$103,499,706
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$9.95

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Statement of Operations (Unaudited) Period From December 1, 2019 through May 31, 2020

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $46,197)	$7,418,962
Less: return of capital on distributions	(6,036,087)
Distribution and dividend income	1,382,875
Interest income	1,336,794
Total Investment Income	2,719,669
Expenses
Adviser fees	806,866
Professional fees	89,917
Administrator fees	71,247
Trustees’ fees	47,609
Reports to stockholders	31,097
Insurance expense	20,231
Registration fees	12,866
Transfer agent fees	10,020
Custodian fees and expenses	4,363
Other expenses	2,125
Fund accounting fees	2,017
Total Expenses before Interest Expense	1,098,358
Interest expense	62,826
Total Expenses	1,161,184
Less: Expenses waived by Adviser	(41,940)
Net Expenses	1,119,244
Net Investment Income	1,600,425
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(57,681,450)
Net realized gain on options	301,917
Net realized loss on investments	(57,379,533)
Net change in unrealized appreciation of investments	16,140,913
Net change in unrealized appreciation of options	34,618
Net change in unrealized appreciation of investments	16,175,531
Net Realized and Unrealized Loss on Investments	(41,204,002)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(39,603,577)

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Statements of Changes in Net Assets

	Period From December 1, 2019 through May 31, 2020 (Unaudited)	Fiscal Year Ended November 30, 2019
Operations
Net investment income	$1,600,425	$3,214,936
Net realized gain (loss) on investments	(57,379,533)	5,605,033
Net change in unrealized appreciation (depreciation) of investments	16,175,531	(12,408,189)
Net decrease in net assets applicable to common shareholders resulting from operations	(39,603,577)	(3,588,220)
Distributions and Dividends to Common Shareholders
Distributable earnings	(974,429)	(8,587,538)
Return of capital	(7,561,276)	(5,638,636)
Total distributions and dividends to common shareholders	(8,535,705)	(14,226,174)
Capital Share Transactions
Proceeds from issuance of 0 and 2,601,714 common shares in connection with exercising a rights offering	—	32,610,189
Total increase (decrease) in net assets applicable to common shareholders	(48,139,282)	14,795,795
Net Assets
Beginning of period	151,638,988	136,843,193
End of period	$103,499,706	$151,638,988

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Statement of Cash Flows (Unaudited) Period From December 1, 2019 through May 31, 2020

OPERATING ACTIVITIES
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(39,603,577)
Adjustments to reconcile net decrease in the net assets applicable to common shareholders resulting from operations to net cash used in operating activities
Net change in unrealized appreciation of investments	(16,175,531)
Purchases of investments	(99,373,292)
Proceeds from sales of investments	80,493,743
Proceeds from option transactions, net	1,773,505
Return of capital on distributions and dividends	6,036,087
Net realized gain on sales of investments	57,378,910
Purchases of short-term investments, net	(314,607)
Net accretion/amortization of senior notes’ premiums/discounts	1,625
Changes in operating assets and liabilities
Distributions and dividends receivable	14,602
Interest receivable	536,606
Prepaid expenses	15,810
Payable to Adviser, net of waiver	(67,216)
Distributions and dividends payable	15,635
Payable for investments purchased	2,052,449
Accrued interest expense	18,630
Accrued expenses and other liabilities	32,326
Net cash used in operating activities	(7,164,295)
FINANCING ACTIVITIES
Proceeds from borrowing facility	32,100,000
Repayment of borrowing facility	(16,400,000)
Distributions and dividends paid to common shareholders	(8,535,705)
Net cash provided by financing activities	7,164,295
INCREASE IN CASH AND CASH EQUIVALENTS	—
CASH AND CASH EQUIVALENTS:
Beginning of period	—
End of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest Paid	$44,196

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Financial Highlights

	Period From December 1, 2019 through May 31, 2020 (Unaudited)	Fiscal Year Ended November 30, 2019		Fiscal Year Ended November 30, 2018		Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Per Common Share Data(1)
Net Asset Value, beginning of period	$14.57	$17.53		$19.97		$19.42	$19.58	$25.78
Income from Investment Operations:
Net investment income (loss)	0.06	0.06		(0.90)		(0.11)	(0.01)	0.58
Net realized and unrealized gain (loss) on investments	(3.86)	(0.45)		1.32		2.30	1.49	(5.14)
Total increase (decrease) from investment operations	(3.80)	(0.39)		0.42		2.19	1.48	(4.56)
Less Distributions to Common Shareholders:
Net investment income	(0.09)	(0.32)		(0.19)		(0.43)	(0.54)	(0.51)
Net realized gain	—	(0.67)		(1.21)		—	—	—
Return of capital	(0.73)	(0.65)		(0.24)		(1.21)	(1.10)	(1.13)
Total distributions to common shareholders	(0.82)	(1.64)		(1.64)		(1.64)	(1.64)	(1.64)
Capital Share Transactions:
Premiums less underwriting discounts and offering costs on issuance of common shares	—	(0.93	)(3)	(1.22	)(2)	—	—	—
Net Asset Value, end of period	$9.95	$14.57		$17.53		$19.97	$19.42	$19.58
Per common share fair value, end of period	$8.22	$12.68		$16.17		$18.83	$17.49	$15.75
Total Investment Return Based on Fair Value (4)	(28.97)%	(12.23)%		(6.04)%		17.70%	24.19%	(27.15)%

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Financial Highlights — (Continued)

	Period From December 1, 2019 through May 31, 2020 (Unaudited)		Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000’s)	$103,500		$151,639	$136,843	$116,908	$117,569	$118,568
Ratio of expenses to average net assets after waiver (5)	1.83%		2.39%	2.77%	2.49%	1.99%	1.95%
Ratio of net investment income to average net assets before waiver (5)	2.55%		2.26%	1.94%	2.04%	3.43%	2.53%
Ratio of net investment income to average net assets after waiver (5)	2.62%		2.26%	1.94%	2.04%	3.43%	2.53%
Portfolio turnover rate	62.13	%(6)	59.32%	74.00%	96.21%	226.71%	101.17%
Total borrowings outstanding (in thousands)	$18,600		$—	$42,156	$22,956	$10,456	$7,321
Asset coverage, per $1,000 of indebtedness(7)	$6,565		$—	$4,246	$6,093	$12,244	$17,196

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	Represents the share impact related to a rights offering, which was completed on March 22, 2018.
(3)	Represents the share impact related to a rights offering, which was completed on July 18, 2019.
(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)

The ratio of expenses to average net assets before waiver was 1.90%, 2.39%, 2.77%, 2.49%, 1.99%, and 1.95% for the period ended May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	Not annualized.
(7)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Notes to Financial Statements (Unaudited) May 31, 2020

1. Organization

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv) An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2020.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2020, the Fund has estimated approximately 81% of the distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2019, the Fund’s Distributions were 20%, or $2,811,898, ordinary income, 40%, or $5,775,640, long term capital gain, and 40%, or $5,638,636, return of capital. For the period ended May 31, 2020, the Fund’s Distributions were expected to be 11%, or $974,429 ordinary income, and 89%, or $7,561,276, return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income Distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2020 will be determined in early 2021.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2020.

The average monthly fair value of written options during the period ended May 31, 2020 was $66,657.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2020:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$301,917	$301,917

Amount of Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$34,618	$34,618

Liability Derivatives
Risk Exposure Category	Statement of Asset and Liabilities Location	Fair Value
Equity Contracts	Written options, at fair value	$134,940

J. Recent Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective December 1, 2019, the Fund adopted ASU 2017-08 and the adoption did not have a material impact on the financial statements.

3. Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser of the Fund. Effective on April 3, 2020, the Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets. The Adviser earned $806,866 and waived $41,940 in advisory fees for the period ended May 31, 2020. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. To the extent these “book/tax” differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The accumulated net loss for the Fund as of May 31, 2020 was $(55,938,881). The tax character of the tax basis of the current components of accumulated net loss will be determined at the end of the current tax year ending November 30, 2020.

As of November 30, 2019, for federal income tax purposes, the Fund did not have any capital loss carryforwards. The Fund will determine the current year capital loss carryforward at the end of the current tax year ending November 30, 2020.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$56,369,356	$56,369,356	$—	$—
Master Limited Partnerships and Related Companies(a)	34,842,112	34,842,112	—	—
Real Estate Investment Trusts(a)	16,737,853	16,737,853	—	—
Preferred Stock(a)	61,395	61,395	—	—
Total Equity Securities	108,010,716	108,010,716	—	—
Notes
Senior Notes(a)	12,497,617	—	12,497,617	—
Other
Short-Term Investments — Investment Companies(a)	359,013	359,013	—	—
Total Assets	$120,867,346	$108,369,729	$12,497,617	$—

Liabilities
Written Options	$134,940	$134,940	$—	$—
Total Liabilities	$134,940	$134,940	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2020.

7. Investment Transactions

For the period ended May 31, 2020, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $99,373,292 and $80,493,743 (excluding short-term securities), respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $514,332 and $1,259,173, respectively.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 10,406,857 shares outstanding as of May 31, 2020. Transactions in common shares for the fiscal year ended November 30, 2019 and period ended May 31, 2020 were as follows:

Shares at November 30, 2018	7,805,143
Issuance of common shares in connection with exercising a rights offering	2,601,714
Shares at November 30, 2019	10,406,857
Shares at May 31, 2020	10,406,857

For the fiscal year ended November 30, 2019, the Fund issued 2,601,714 common shares in connection with a Rights Offering in the amount of $32,610,189.

9. Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which is LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2020 was $6,865,649 and 2.01%, respectively. At May 31, 2020, the principal balance outstanding was $15,700,000 and accrued interest expense was $18,630.

10. Subsequent Events

The Fund’s Board of Trustees approved a 1-for-4 reverse share split of the Fund’s common shares, which occurred after the close of trading on the New York Stock Exchange (“NYSE”) on June 12, 2020. Trading in the Fund’s common shares on a split adjusted basis began at the market open on June 15, 2020. The Fund’s common shares continue trading on the NYSE under its existing ticker symbol, but were assigned a new CUSIP number. As a result of the reverse share split, every four of the Fund’s outstanding common shares converted into one common share. After the reverse share split, shareholders’ accounts reflected proportionally fewer common shares with a higher net asset value per common share. Each common shareholder held the same percentage of the Fund’s outstanding common shares immediately following the reverse share split as such shareholder held immediately prior to the reverse share split, subject to adjustments for fractional shares resulting from the reverse share split. No fractional shares were issued as a result of the reverse share split, other than in the Fund’s dividend reinvestment plan. Fractional shares resulting from the reverse share split were aggregated and sold on the NYSE by U.S. Bank Global Fund Services, LLC, the Fund’s transfer agent, and the proceeds were distributed pro rata among shareholders who would otherwise have received fractional shares in the reverse share split.

Subsequent to May 31, 2020, the Fund declared distributions to common shareholders in the amount of $0.0533 and $0.2132 per share, payable on June 30 and July 31, 2020 to shareholders of record on June 15 and July 14, 2020, respectively.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Additional Information (Unaudited) May 31, 2020

Investment Policies and Parameters

Effective as of April 3, 2020, the Fund’s name changed to the Cushing® NextGen Infrastructure Income Fund. The Fund’s ticker symbol (SZC) remained the same.

The Fund continues to pursue its investment objective to seek a high total return with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

Effective as of April 3, 2020, the Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. As of April 3, 2020, it will no longer be a policy of the Fund to invest at least 80% of its Managed Assets in Renaissance Companies.

The infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. While some energy and industrial infrastructure companies (sometimes referred to as “traditional” infrastructure companies) are now in their maturity phase, many traditional infrastructure companies have become leaders in implementing technological innovations. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy.

The Fund considers an infrastructure company to be any company that has at least 50% of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of infrastructure assets. Infrastructure assets include energy and industrial infrastructure assets, sustainable infrastructure assets and technology and communication infrastructure assets. Energy and industrial infrastructure assets are physical structures, networks and systems of transportation, energy, water and sewage, security and communications. Examples of energy and industrial infrastructure assets include: toll roads; bridges and tunnels; airports; seaports; railroads; electricity transmission and distribution lines; facilities used in gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products; water and sewage treatment facilities and distribution pipelines; communication towers, cables, and satellites; and security systems related to the foregoing assets. Sustainable infrastructure assets include renewable energy infrastructure assets such as power generation from renewable and other clean energy sources, including utility scale and distributed solar power, wind, hydroelectric and geothermal power, renewable energy storage and electric vehicle charging networks, as well as waste collection and recycling, water purification and desalinization. Technology and communication infrastructure assets consist of assets, systems and technologies that collect, enable, analyze, optimize, automate, transmit and secure the data that allows businesses and other organizations to operate. Examples of technology and communications infrastructure assets include: data centers, cloud, hosting, and database systems, transactional and financial back end systems, customer relationship management systems, smart city technologies, network security and cybersecurity, automation systems, human resource and workforce management and industry specific infrastructure software.

The Fund continues to invest at least 25% of its assets in companies operating in the energy and energy infrastructure sectors. The Fund continues to invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

The Fund continues to be non-diversified and may continue to invest in companies of any market capitalization size.

Effective as of April 3, 2020, it was no longer the policy of the Fund to invest at least 80% of its Managed Assets in a portfolio of Renaissance Companies, which were (i) companies across the energy supply chain spectrum, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2020, the aggregate compensation paid by the Fund to the independent trustees was $47,609. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2020 was 62.13%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions and dividends (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s prior offerings and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Annual Shareholder Meeting Results

The annual meeting of shareholders of the Fund was held on May 1, 2020. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Mr. Jerry V. Swank and Ms. Brenda A. Cline as Class II Trustees of the Fund to hold office until the Fund’s 2022 annual meeting, or until their respective successors are elected and duly qualified.

	For	Withheld
Brenda A. Cline	8,680,388	516,471
Jerry V. Swank	8,808,724	388,135

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Board Approval of Investment Management Agreement (Unaudited) May 31, 2020

On May 21, 2020, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Trustees considered the Adviser’s recent reduction in force in response to the COVID-19 pandemic, noting that the Trustees remain comfortable that the Adviser has sufficient resources to continue to provide adequate services to the Fund and that the steps taken by the Adviser appear to have been prudent under the circumstances.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor closed-end funds determined by FUSE Research Network LLC. The Trustees discussed the limited number of funds contained in many of the peer groups and universes and the general methodology used by FUSE in preparing its report.

Based on such information, the Trustees noted that the Fund’s peer group and the universe were small, each consisting of only five funds, and that the Fund’s total net expense ratio of 1.88% was in the second most expensive quartile with respect to its peer group and universe, while its contractual advisory fee of 1.25% was in the most expensive quartile with respect to both its peer group and universe. The Trustees further noted that in connection with the Fund’s change in investment strategy, effective as of April 3, 2020, the Adviser agreed to waive 0.25% of its advisory fee on a voluntary basis for a one-year period.

Consideration of Investment Performance

The Trustees regularly review the performance of the Fund throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of the Fund against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (NAV) and market price. The Trustees noted that the Fund’s peer group and the universe were small, each consisting of only five funds. The Trustees determined that, among the five funds in the universe, the Fund’s performance based on NAV was in the second lowest performing quartile for the one-year period and in the highest performing percentile for the three-year and five-year periods for its universe, and based on market price was in the second highest quartile over the one-year period, and the highest performing quartile over the three-year period and the highest performing percentile over the five-year period among its universe. The Trustees considered as part of their review recent changes to the Fund’s investment strategy, noting that over the three-month period ended February 29, 2020, the Fund’s performance was in the highest performing percentile among its universe based on NAV and in the second highest performing quartile over the same period based on market price. .

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Trustees determined that the Fund was profitable to the Adviser, and that the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)

TRUSTEES Brian R. Bruce Brenda A. Cline Ronald P. Trout Jerry V. Swank
EXECUTIVE OFFICERS Jerry V. Swank Chief Executive Officer and President John H. Alban Chief Financial Officer and Treasurer Barry Y. Greenberg Chief Compliance Officer and Secretary
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75225
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund)

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas,TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2019-12/31/2019	0	0	0	0
Month #2 01/01/2020-01/31/2020	0	0	0	0
Month #3 02/01/2020-02/29/2020	0	0	0	0
Month #4 03/01/2020-03/31/2020	0	0	0	0
Month #5 04/01/2020-04/30/2020	0	0	0	0
Month #6 05/01/2020-05/31/2020	0	0	0	0
Total	0	0	0	0

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Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

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(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing NextGen Infrastructure Income Fund

By (Signature and Title)	/s/Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 10, 2020

By (Signature and Title)	/s/John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 10, 2020

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